SUPPLEMENT DATED APRIL 7, 2008
TO

PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR FREEDOM, COLUMBIA ALL-STAR,
COLUMBIA ALL-STAR TRADITIONS, AND COLUMBIA ALL-STAR EXTRA

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective June 1, 2008, the names of the following investment options will be changed to:

Old Name	New Name

Wanger U.S. Smaller Companies	Wanger USA

Wanger International Small Cap	Wanger International

Please retain this supplement with your prospectus for future reference.

SLUS(WANGER) 4/08